Exhibit 4.11

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER _________                   "SPECIMEN"                    ________ SHARES

                                PARADIGM MEDICAL
                                INDUSTRIES, INC.
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS
                      SERIES D CONVERTIBLE PREFERRED STOCK
                              PAR VALUE $.001 EACH

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


This is to Certify that                                         is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF

                        PARADIGM MEDICAL INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorse.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated: ___________________

----------------------------------             --------------------------------
            SECRETARY/TREASURER                            PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenant in common              UNIF GIFT MIN ACT . . Custodian. .
TEN ENT  - as tenants by the entireties            (Cust)         (Minor)
JT TEN   - as joint tenants with right of          Under Uniform Gifts to Minors
           Survivorship and not as tenants in
           common                                  Act . . . . . . . . . . .
                                                              (State)

     Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)
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 ________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
 ___________________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

In presence of

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NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.